Investment in Insurance Fund	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Investment in Insurance Fund [Line Items]
Investment in Insurance Fund

NOTE 4. INVESTMENT IN INSURANCE FUND

As of December 31, 2025 and 2024, the Plan held a fully benefit-responsive group annuity contract, the Empower Investments Fixed Account - Series Class V, with Empower Annuity Insurance Company of America. The Empower Investments Fixed Account - Series Class V is a general account product of Empower Annuity Insurance Company of America. The methodology for calculating the interest crediting rate is based on the earnings of the underlying assets in the entire medium-long term new portfolio compared to the minimum interest crediting rate, and prevailing market conditions. The interest crediting rate is reset quarterly by Empower Annuity Insurance Company of America. As described in Note 2, contract value is the relevant measurement attribute for this fund.

Certain events limit the ability of the Plan to transact at contract value with Empower Annuity Insurance Company of America. Such events include premature termination of the contracts by the Plan, layoffs, Plan termination, bankruptcy, mergers and early retirement incentives. The Plan does not believe that any events which would limit the Plan's ability to transact at contract value with participants are probable. There are no reserves against contract value for credit risk of Empower Annuity Insurance Company of America or otherwise.